INCOME TAX AND DEFERRED TAX ASSETS (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Deferred tax items
Accounts receivable, net	$ 15,477	$ 12,807
Accrued expenses	111,439	112,954
Deferred income		26,429
Depreciation		(18,429)
Net operating loss carryforward		57,695
Total deferred items	$ 126,916	$ 191,456
Tax rate at	25.00%	25.00%
Deferred tax assets	$ 31,729	$ 47,864
Valuation allowance	(6,839)	(14,424)
Deferred tax assets, net	$ 24,890	$ 33,440